Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112
USA
Tel: +1 212 436 2000
Fax: +1 212 436 5000
www.deloitte.com

INDEPENDENT ACCOUNTANT'S REPORT ON APPLYING AGREED-UPON PROCEDURES

Management of

Avis Budget Car Rental, LLC
6 Sylvan Way
Parsippany, New Jersey 07054

AESOP Leasing L.P.
6 Sylvan Way
Parsippany, New Jersey 07054

Avis Budget Rental Car Funding (AESOP) LLC
6 Sylvan Way
Parsippany, New Jersey 07054

We have performed the procedures enumerated below, which were agreed to by Avis Budget Car Rental, LLC and its wholly-owned subsidiaries, AESOP Leasing L.P. and Avis Budget Rental Car Funding (AESOP) LLC (collectively, the “Company”) and Barclays Capital Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc. (collectively, the “Specified Users”) related to the Company’s and the Specified Users’ evaluation of certain information with respect to a portfolio of rental cars in conjunction with the proposed offering of Avis Budget Rental Car Funding (AESOP) LLC Series 2020-2 Rental Car Asset Backed Notes (the “Transaction”).
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Users of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

Representatives of the Company provided us with a computer-generated monthly Motor Vehicle Subsidiary Ledger containing, as represented to us by the Company, the revenue-earning leased rental vehicle data of AESOP Leasing L.P. as of the close of business April 30, 2020 (the “Inventory File”). We selected a random sample of 365 vehicle records from the Inventory File (the “Sample Vehicles”). The sample size of 365 was calculated using attribute sampling principles to provide an estimated maximum error rate in the population of 5% at a 95% confidence level, presuming 3% errors could be observed in the sample.

Member of
Deloitte Touche Tohmatsu

For all Sample Vehicles, we performed the following:

1.
Obtained the vehicle’s certificate of title, or data imaged facsimile or photocopy thereof, (the “Title”) or, to the extent the Sample Vehicle’s Title was unavailable and it had a purchase date 45 days or less prior to April 30, 2020, the title application or the vehicle inspection certificate submitted with the vehicle’s appropriate state department of motor vehicles agency (collectively, the “Title Application” and, together with the Title, the “Supporting Documents”).

2.
Agreed the lessor or registered owner and the first lien holder (collectively, the “Characteristics”) on the Supporting Document to the following table based upon the Fund Code field denoted in the Inventory File.

AESOP Lease	Fund Code	Lessor or Registered Owner	First Lien holder
AESOP I Operating	90	PV Holding Corp.	Bank of NY
AESOP I Finance	93	Avis Rent A Car Systems, Inc.	Bank of NY
AESOP II Operating	90	AESOP Leasing Corp.	Bank of NY
AESOP I Operating	90	Quartx	Bank of NY
AESOP Finance	93	Budget RAC	Bank of NY

For all Sample Vehicles for which the procedures outlined above could not be completed, an exception was reported, except for instances of lien holders absent from the Supporting Document for vehicles titled in the states of Oklahoma, Ohio or Nebraska. For Sample Vehicles which had a purchase date of 46 days or greater prior to April 30, 2020 and the Title was unavailable, an exception was reported and the existence of Title Application was indicated in the Exception Description.

The Supporting Documents described above used in support of the Characteristics were provided to us by representatives of the Company. We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Supporting Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Supporting Documents. In addition, we make no representations as to whether the Supporting Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Vehicles.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the table above based upon the Fund Code field denoted in the Inventory File were found to be in agreement with the related Supporting Documents, except as described in Appendix A. We did not perform any procedures with respect to the Characteristics relating to the Sample Vehicle with Source Documents that were not provided to us by the Company, as set forth on Appendix B.

******
We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the rental vehicles underlying the Inventory File or the conformity of their characteristics

Member of
Deloitte Touche Tohmatsu

with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the rental vehicles or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Inventory File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Company and the Specified Users and is not intended to be and should not be used by anyone other than the Company or these Specified Users.

Yours truly,

/s/ Deloitte & Touche LLP

July 29, 2020

Member of
Deloitte Touche Tohmatsu

Appendix A to Independent Accountant's Report on Applying Agreed-Upon Procedures issued by
Deloitte & Touche LLP dated July 29, 2020

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description
1	Unable to verify the existence of one Supporting Document
2	Unable to verify the existence of one Supporting Document
3	Unable to verify the existence of one Supporting Document, Title Application received
4	Unable to verify the existence of one Supporting Document, Title Application received
5	Unable to verify the existence of one Supporting Document, Title Application received
6	Unable to verify the existence of one Supporting Document, Title Application received
7	Unable to verify the existence of one Supporting Document, Title Application received

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Member of
Deloitte Touche Tohmatsu

Appendix B to Independent Accountant's Report on Applying Agreed-Upon Procedures issued by
Deloitte & Touche LLP dated July 29, 2020

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were unable to verify the existence of the following:

Exception Description Number	Sample Vehicle VIN (last 8 digits)	Supporting Document not Verified
1	LE151659	Title
2	LZ033075	Title
3	LF102093	Title
4	LH539049	Title
5	LC097501	Title
6	KM141938	Title
7	L0783629	Title

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Member of
Deloitte Touche Tohmatsu